Investor Deck Investor Deck Exhibit 99.1

Forward-Looking Statements and Non-
Forward-Looking Statements and Non-
GAAP Financial Measures
GAAP Financial Measures
1
Certain statements in this presentation are forward-looking as defined in the Private Securities Litigation Reform Act of 1995. Any statements contained herein (including, but not limited to, statements to the effect that Sprouts Farmers Market, Inc. (the “Company”)or its management
"anticipates," "plans," "estimates," "expects," "believes," or the negative of these terms and other similar expressions) that are not statements of historical fact should be considered forward-looking statements.  These statements involve certain risks and uncertainties that may cause actual results to differ materially from expectations as of the date of this presentation. These risks and uncertainties include, without limitation, risks associated with the Company’s ability to successfully compete in its intensely competitive industry; the Company’s ability to successfully open new stores; the Company’s ability to manage its rapid growth; the Company’s ability to maintain or improve its operating margins; the
Company’s ability to identify and react to trends in consumer preferences; product supply disruptions; general economic conditions; and other factors as set forth from time to time in the Company’s Securities and Exchange Commission filings. The Company intends these forward-
looking statements to speak only as of the date of this presentation and does not undertake to update or revise them as more information becomes available, except as required by law.
In addition to reporting financial results in accordance with GAAP, the Company has presented adjusted net income, adjusted diluted earnings per share and adjusted EBITDA. These measures are not in accordance with, or an alternative to GAAP. The Company's management believes that these presentations provide useful information to management, analysts and investors regarding certain additional financial and business trends relating to its results of operations and financial condition. In addition, management uses these measures for reviewing the financial results of the Company as well as a component of incentive compensation. The Company defines adjusted net income as net income excluding store closure and exit costs, one-time costs associated with its April 2011 combination (the “Henry’s Transaction”) with
Henry’s Holdings, LLC (“Henry’s”) and its May 2012 business combination with Sunflower Farmers Market, Inc. (the “Sunflower Transaction,”
and together with the Henry’s Transaction, the “Transactions”), gain and losses from disposal of assets, the loss on extinguishment of debt and the related tax impact of those adjustments. The Company defines adjusted diluted earnings per share as adjusted net income divided by the weighted average diluted shares outstanding. The Company defines EBITDA as net income before interest expense, provision for income tax, and depreciation and amortization, and defines adjusted EBITDA as EBITDA excluding store closure and exit costs, one-time costs associated with the Transactions, gains and losses from disposal of assets and the loss on extinguishment of debt. These non-GAAP measures are intended to provide additional information only and do not have any standard meanings prescribed by GAAP. Use of these terms may differ from similar measures reported by other companies. Because of their limitations, none of these non-GAAP measures should be considered as a measure of discretionary cash available to use to reinvest in growth of the Company’s business, or as a measure of cash that will be available to meet the Company’s obligations. Each of these non-GAAP measures has its limitations as an analytical tool, and you should not consider them in isolation or as a substitute for analysis of the Company’s results as reported under GAAP. See the Appendix for reconciliation for these non-GAAP measure to the comparable GAAP measures.
In addition, in comparing its results to the comparable periods of 2012, the Company has presented 2012 financial results on a pro forma basis as if the Sunflower Transaction had occurred on the first day of the Company’s 2012 fiscal year.  See  the Appendix for unaudited supplemental pro forma condensed consolidated financial information.

2

Benefitting from Long-Term Macro Trends
Benefitting from Long-Term Macro Trends
Sprouts growing at 7x U.S.
Supermarkets
2008-2012
CAGR:
2.4% 6.1% 8.6% 10.3% 17.1%
U.S.
Supermarkets
Vitamins &
Supplements
Natural &
Organic
Value
Health & Wellness
Greater focus on preventative health
Childhood obesity
Specialty diets (e.g., gluten-free)
Value
Increasingly cost-conscious consumers
Persistent shift in shopping behaviors
Sprouts makes healthy choices affordable
¹ Source: Nutrition Business Journal.
² Chart data represents the multiple of average annual U.S. Grocery sales growth (“CAGR”) from 2008 through 2012 for each respective category or entity. Value segment defined as dollar stores (Dollar
General, Dollar Tree, Family Dollar).  Source: Progressive Grocer (U.S. Supermarket Industry), Nutrition Business Journal (Vitamins & Supplements; Natural & Organic), and company filings (Value).
3
$600B U.S. Supermarket Industry
Natural & Organic Sales Projected to Grow
by 10% Annually Through 2020
Strong Market Opportunity
1
Sprouts is Outpacing Relevant Segments

Supported by Strong Macro Tailwinds

Sprouts has a Differentiated
Sprouts has a Differentiated
Go-to-Market Strategy
Go-to-Market Strategy
Complete Natural &
Organic Offering
4
HEALTH
HEALTH
SELECTION
SELECTION
VALUE
VALUE
SERVICE
SERVICE
An Engaged, Loyal Customer Base Leading to Strong Financial
Performance and Significant New Unit Growth Opportunity

Sprouts “Flips”
Sprouts “Flips”
the Conventional
the Conventional
Grocery Store Model
Grocery Store Model
Produce surrounded by
a complete grocery
offering
Differentiated
assortment of high-
quality, healthy
alternatives
Farmers market
inspired, open store
layout with low profile
displays
Convenient,
small-box:
25 – 28k sq. ft.
Comfortable, easy to
shop environment
Full grocery store

Produce is a common denominator among
customers
Supply chain system scalable to support growth
Focus on freshness, speed-to-market and value
Prices significantly below competitors drive trial
and traffic
6
Fresh Produce is at the Core of Sprouts’
Fresh Produce is at the Core of Sprouts’
Offering
Offering
Current Produce Distribution Centers
Produce
Sourced and Distributed
In-House
Local Sourcing,
Deep Industry Relationships
Regional Buying Model
Limited CapEx Required for
New Distribution
Centers

Reaching a Broad Base of Consumers in
Reaching a Broad Base of Consumers in
Both Traditional and Digital Mediums
Both Traditional and Digital Mediums
More than 10 million weekly circulars
Reinforces value offering
25+ annual department promotions
1
, which drive
transition to increased basket size and higher
margin
Digital platform for relevance today and tomorrow
¹ Represents planned promotions at each store during FY 2013.
7 7

Sprouts Targets the Conventional
Sprouts Targets the Conventional
Supermarket Customer
Supermarket Customer
Middle income and up
Educated
Wide spectrum of demographic and
ethnic makeups
Wanting to eat healthier, but not sure
how
Looking for value
Broad Customer Demographics
Densely populated, urban areas as well
as smaller metropolitan markets
•
Los Angeles and El Paso
“Natural / lifestyle” markets and more
“traditional” states
•
Colorado and Oklahoma
Successful in new as well as highly
competitive and penetrated markets
Draw Traffic in Variety of Markets
Sprouts
Proves That
Eating Healthy
Can Be
Affordable.

Lifestyle
Lifestyle
Transition
Transition
Trial
Trial
Sprouts Grows its Share of Consumers’
Sprouts Grows its Share of Consumers’
“Food Retail Wallet”
“Food Retail Wallet”
Consumers Start with High Quality
Produce
Over Time Make Sprouts Their Primary
Grocery Store
Then Begin Shopping in an Increasing
Number of Departments

Increasing Average Basket Size and Gross Margin Over Time

Estimated 15+ Years of New Store
Estimated 15+ Years of New Store
Growth
Growth
Potential U.S. Store Count¹
1   Based on an assumed new store growth rate of 12% per year and research conducted by Buxton Company in 2012.
Proven Concept: 167 stores in eight states
Strong performance across all markets, demographics and real estate venues
Opened 19 stores in 2013 with 12% unit growth going forward
Demographics allow for deep penetration in markets
10
300 in
Existing
Markets
~1,200
7.2x
1.8x
167
Mississippi
Washington
Oregon
Nevada
Utah
Colorado
New
Mexico
Arizona
California
Oklahoma
Texas
Louisiana
Arkansas
Missouri
Kansas
Tennessee
North
Carolina
Georgia
South
Carolina
Alabama
Florida
2
73
26
3
24
6
4
29
Existing Market
Target Near Term New Market

Sprouts’
Sprouts’
Consistent Growth in
Consistent Growth in
Competitive Markets
Competitive Markets
11
Case Study of a Sprouts Phoenix Location
Broad Appeal Makes Sprouts a Formidable Competitor
1 Not indicative of every store location.
Whole Foods
opened 2002
Wal-Mart
opened
Trader Joe’s
opened
Frys
Marketplace
re-opened
Target added
P-Fresh
Costco
opened
+1%
+15%
+30%
+11%
+3%
+7%
+7%
+4%
+7%
2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 YTD
($ in ‘000s)

Why Sprouts is a Compelling Investment
Why Sprouts is a Compelling Investment
Authentic Natural and Organic Food Offering at
Great Value
Fast Growing Segment of the U.S. Supermarket
Industry with Strong Macro Tailwinds
Significant New Store Growth Opportunity
Supported by Broad Demographic Appeal
Proven and Replicable Store Model with
Compelling Unit Economics
Resilient Business Model Delivering Strong
Financial Performance and Strong Comparable
Store Sales Growth
Passionate Management Team with a Customer
Focused Culture

Business & Financial Performance 13

A Powerful Long-Term Growth Engine
A Powerful Long-Term Growth Engine
High, balanced sales growth
Margin expansion in existing stores
Operating leverage from scale and infrastructure
Deleverage capital structure
14
Long-Term Net Earnings Growth
Target of 20%+
10%+
Natural /
Organic Sector
Growth
Consistent Store
Performance
Across
Geographies
and Vintages
Comp Growth
and Margin
Expansion in
Existing Stores
Compelling
Store-Level
Economics
One of the Best
White Space
Opportunities
in the Public
Markets
Leverage
Infrastructure
for Scale and
Growth

History of Organic Growth
History of Organic Growth
Balanced Sales Growth Across Comparable Store Sales Growth and New Store Openings
($ in mm)
15
$1,059
$1,239
$1,490
$1,723
$1,991
2008 2009 2010 2011 2012
2.6%
2.3%
5.1%
9.7%
11.6%
4.9%
7.4%
14.8%
2009 2010 2011 2012
Prior Period Current Period
¹  “Comparable store sales growth” refers to the percentage change in our comparable store sales as compared to the prior comparable period. Pro forma comparable store sales growth reflects comparable store sales growth calculated as if the Henry’s Transaction and the Sunflower Transaction had been consummated on the first day of fiscal 2007.  Comparable store sales growth on a “two-
year stacked basis” is computed by adding the pro forma comparable store sales growth of the period referenced and that of the same fiscal period ended twelve months prior.
²  Pro forma net sales reflect the net sales of our predecessor entity and Sunflower as if the Henry’s Transaction and Sunflower Transaction had been consummated on the first day of fiscal  2008.
Pro Forma Comparable Store Sales Growth
Pro Forma Net Sales
1
2

Compelling Unit Economics
Compelling Unit Economics
Includes store build-out  (net of contributions from landlords), inventory (net of payables) and cash pre-opening expenses.
Store Size
25 – 28k sq. ft.
Net Cash Investment
1
$2.8 million
First Year Sales
~$10 – $12 million
Initial Sales Growth 20-30% over 3 – 4 years
16
Target New Store Economics
Pre-Tax Cash-on-Cash Returns 35%-40% within 3-4 years
1

Momentum
Momentum
Continued through Q3
Continued through Q3
1 Net sales for 2012 YTD are pro forma net sales, reflecting the net sales of Sunflower as if the Sunflower Transaction had been consummated on the first day of fiscal 2012.
2 “Comparable store sales growth” refers to the percentage change in our comparable store sales as compared to the prior comparable period. Pro forma comparable store sales growth reflects comparable store sales growth calculated as if the Sunflower Transaction had been consummated on the first day of fiscal 2012. Comparable store sales growth on a “two-year stacked basis” is computed by adding the pro forma comparable store sales growth of the period referenced and that of the same fiscal period ended twelve months prior.
($ in mm)
Opened 7 new stores, met annual target of 19 openings
Over 24% net sales growth in Q3 compared to 2012
Continued double-digit comp growth on a 1-year and 2-year stacked basis
17
Highlights
Net Sales
Pro Forma Comparable Store Sales Growth²

Robust Earnings Growth
Robust Earnings Growth
Adj. EBITDA¹ Adj. Net Income²
($ in mm) ($ in mm)
% Margin
6.3% 8.3%
18
Note: Financial information on this slide for fiscal 2012 gives pro forma effect to the Sunflower Transaction as if it had been consummated on the first day of fiscal 2012.
¹ See the Appendix to this presentation for a reconciliation of adjusted EBTIDA to net income.
² See the Appendix to this presentation for a reconciliation of adjusted net income to net income.
$7.5
$19.5
2012 Q3 2013 Q3
$32.2
$52.6
2012 Q3 2013 Q3

Strong Balance Sheet and Liquidity
Strong Balance Sheet and Liquidity
¹ Represents the midpoint of estimated capital expenditures range of $70mm to $75mm for 2013, net of estimated landlord tenant improvement allowances of $11mm. New store capital expenditures calculated as typical store buildout (net of contributions from landlords) of approximately $2.4mm multiplied by the 19 stores expected to be opened in 2013.
Ample liquidity going forward
supported by $60mm undrawn
revolver and $92mm of cash on hand
Solid free cash flow generation with
ability to self-fund organic growth
Capitalization
At Sep. 29,
2013
Revolver ($60mm) $0
Term Loan 360
Capital and Financing Leases 120
Total Debt $480
Cash 92
Net Debt $388
Net Debt /
LTM Q3 2013 Adj. EBITDA
2.1x
19
•
$143mm 2013 YTD operating cash
flow
•
$73mm 2013E capital
expenditures
1
•
Generate significant free cash flow
after investing in new stores and
infrastructure

2013 Financial Targets
2013 Financial Targets
Unit Growth 19 New Stores
Comparable Store Sales Growth 9.0% - 9.5%
Total Sales Growth 20% - 21%
Adjusted EBITDA $188M - $192M
Adjusted Net Income $63M - $65M
Adjusted Diluted EPS $0.45 - $0.46
Capital Expenditures (net of landlord reimbursements)
$70M - $75M

Long-Term Financial Targets Long-Term Financial Targets Unit Growth ~12% Comparable Store Sales Growth 6%+ Total Sales Growth ~15% EBIT Growth 17-20% Net Income Growth 20%+ 21

Conclusion and Q&A
Conclusion and Q&A
Authentic Natural and Organic Food Offering at
Great Value
Fast Growing Segment of the U.S. Supermarket
Industry with Strong Macro Tailwinds
Significant New Store Growth Opportunity
Supported by Broad Demographic Appeal
Proven and Replicable Store Model with
Compelling Unit Economics
Resilient Business Model Delivering Strong
Financial Performance and Strong Comparable
Store Sales Growth
Passionate Management Team with Customer
Focused Culture
22
Significantly lower prices
Significantly lower prices
10% CAGR to $98B in
2020
10% CAGR to $98B in
2020
1,200 potential stores
(7.2x current base)
1,200 potential stores
(7.2x current base)
Target 35-40% cash-on-
cash returns
Target 35-40% cash-on-
cash returns
20% 2-year comps
20% 2-year comps

Appendix: Supplemental Appendix: Supplemental Materials Materials 23

Non-GAAP Reconciliation
Non-GAAP Reconciliation

(a)
See “Unaudited Supplemental Pro Forma Condensed Consolidated Financial
Information” for a reconciliation of pro forma net income to net income for the thirteen and thirty-nine weeks ended September 30, 2012.
(b)
adjusted EBITDA, and from adjusted and pro forma adjusted net income. In fiscal 2013 these costs included the costs related to the closure of a former Sunflower warehouse facility and adjustments to sublease assumptions on other properties.  In fiscal 2012 these consist primarily of the costs to close a Sunflower administrative facility following the Sunflower Transaction.
(c)
integrate the combined businesses resulting from the Sunflower and Henry’s
Transactions. These expenses include professional fees and severance, which the
Company excludes from its pro forma adjusted EBITDA and pro forma adjusted net income to provide period-to-period comparability of the Company’s operating results because management believes these costs do not directly reflect the ongoing performance of its store operations.  The Company does not expect to incur material expenses associated with integration of the Sunflower and Henry’s Transactions in fiscal
2013.
(d)
connection with the disposal of property and equipment.  The Company excludes gains and losses on disposals of assets from its adjusted and pro forma adjusted EBITDA and adjusted and pro forma adjusted net income to provide period-to-period comparability of its operating results because management believes these costs do not directly reflect the ongoing performance of its store operations. The loss recorded in fiscal 2012 primarily relates to the loss on the sale leaseback of a store property.
(e)
presented represents the income tax provision and pro forma income tax provision plus the tax effect of the adjustments described in notes (b) through (e) above based on statutory tax rates for the period. For the thirty-nine weeks ended September 30, 2012, this amount was further adjusted to reflect a $1.8 million reduction in pro forma income tax provision for the effects of certain items related to the Sunflower Transaction. Of the adjustment, $2.2 million relates to the tax effects of $3.3 million and $2.9 million of non-deductible transaction costs incurred by the Company and Sunflower, respectively, based on statutory tax rates for the period. This adjustment was partially offset by a $0.4 million adjustment related to tax benefits from Sunflower stock option exercises. The
Company has excluded these items from its pro forma adjusted income tax provision because management believes they do not directly reflect the ongoing performance of its store operations and are not reflective of its ongoing income tax provision.
Store closure and exit costs have been excluded from adjusted and pro forma
Costs associated with acquisitions and integration represent the costs to
Gain/Loss on disposal of assets represents the gains and losses recorded in
Pro forma adjusted and adjusted income tax provision for all periods

Pro Forma Reconciliation
Pro Forma Reconciliation

SPROUTS FARMERS MARKET, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Thirteen Weeks Ended September 30, 2012
(in thousands, except per share amounts)

Pro Forma Reconciliation
Pro Forma Reconciliation

SPROUTS FARMERS MARKET, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Thirty-nine Weeks Ended September 30, 2012
                                      (in thousands, except per share amounts)

Pro Forma Reconciliation
Pro Forma Reconciliation

SPROUTS FARMERS MARKET, INC.
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION
1. Basis of Presentation and Description of Transactions
Effective May 29, 2012, the Company acquired all of the outstanding common and preferred stock of Sunflower in the Sunflower
Transaction, a transaction accounted for as a business combination, which was financed through the issuance of debt and 14.9 million shares of common stock.
The historical Sprouts Farmers Market, Inc. results of operations for the thirteen and thirty-nine weeks ended September 30, 2012 are derived from its unaudited consolidated financial statements for the periods then ended. The historical Sunflower results of operations for the period January 1, 2012 to May 28, 2012, were derived from the Sunflower pre-combination unaudited financial statements. Certain amounts from the Sunflower pre-combination unaudited financial statements have been reclassified to conform to the Company’s presentation.
2. Pro Forma for Sunflower Transaction
The historical results of operations have been adjusted to give pro forma effect to events that are (i) directly attributable to the
Sunflower Transaction, (ii) factually supportable and (iii) expected to have a continuing impact on the combined results, as if the Sunflower
Transaction occurred on the first day of fiscal 2012 (referred to as “Pro Forma Adjustments for Sunflower Transaction”). Below is a description of the types of adjustments represented in the Sunflower Fiscal Period Alignment and Sunflower Transaction Adjustments columns.
Sunflower Fiscal Period Alignment - Sunflower’s fiscal 2012 commenced one day earlier than the Company’s fiscal 2012. Pro forma adjustments for Sunflower Fiscal Period Alignment reflect the pro forma impact of deducting one day from the historical Sunflower results of operations.
Cost of Sales, Buying and Occupancy – Adjustments attributable to the application of acquisition accounting including straight-line rent adjustments and adjustments to the amortization of favorable lease intangible assets and unfavorable lease liabilities.
Direct Store Expenses – Adjustments to historical Sunflower depreciation related to changes in value and estimated useful lives of property plant and equipment.
Selling, General and Administrative Expenses – Adjustments related to Sunflower Transaction fees recorded by both Sprouts and
Sunflower, accelerated share-based compensation recorded by Sunflower, adjustments to depreciation related to changes in value and estimated useful lives of property, plant and equipment and amortization of the Sunflower trade name.
Interest Expense – Adjustments related to the reversal of historical Sunflower interest expense, incremental interest expense related to the proceeds from additional term loan and senior subordinated notes that were used to effectuate the transaction and interest related to Sunflower capital and financing lease obligations.
Income Tax Provision – Adjustment to the income tax provision for the items listed above.
Net income per share – Net income per share has been adjusted to reflect those items listed above and the change in weighted average shares outstanding – basic and diluted as described below.
Weighted average shares outstanding – basic and diluted – The weighted average shares outstanding basic and diluted have been adjusted for the effect of the additional shares issued in the Sunflower Transaction.